Exhibit 31.2

CERTIFICATION PURSUANT TO 17 CFR 240.13a-14

PROMULGATED UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Patricia E. Jackson, certify that:

1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Ingles Markets, Incorporated; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

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Date: January 22, 2026

/s/ Patricia E. Jackson
Patricia E. Jackson
Vice President-Finance and Chief Financial Officer